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                                                                    EXHIBIT 10.2


           TERM SHEET FOR AGREEMENT BETWEEN NOGA ELECTROTECHNICA LTD.
                          AND QUADLOGIC CONTROLS GROUP
                                  10 JUNE 1998

1. Noga Electrotechnica Ltd. ("NOGA") and Quadlogic Controls Group ("QUADLOGIC") wish to enter into an agreement (the "AGREEMENT") for the sale of shares of common stock of Quadlogic ("SHARES") to Noga.

2.   Noga will grant to Quadlogic the right to sell shares to Noga (the "PUT").

     2.1 By virtue of the Put, Quadlogic will be entitled to sell and require Noga to purchase Shares in the share capital of Quadlogic having a total purchase price of no less than $1,000,000 (the "MINIMUM AMOUNT") and may require Noga to purchase Shares in the share capital of Quadlogic having a total purchase price of no more than $2,000,000 (the "MAXIMUM AMOUNT").

     2.2 Quadlogic may exercise the Put during a period (the "PERIOD OF THE PUT") beginning on June 1, 1995 and ending on 31 December 1998 (the "EXPIRATION DATE OF THE PUT").

     2.3 Quadlogic may exercise the Put in full or in as many parts as it wishes during the Period of the Put.

     2.4 The price per Share under the Put shall be $1.35 for all shares which Quadlogic sells Noga under the Put before 31 August 1998.

     2.5 The price per Share under the Put shall be $1.62 for all shares which Quadlogic sells to Noga under the Put after 31 August 1998.

3. If Quadlogic does not exercise the Put and sell the Maximum Amount to Noga before the Expiration Date of the Put, Quadlogic will grant to Noga the right (a "WARRANT") to purchase Shares in Quadlogic.

     3.1 The exercise price per Share under the Warrant shall be $2.17 ("WARRANT EXERCISE PRICE").

     3.2 The exercise period of the Warrant shall begin on 1 January 1999 and end on 31 December 1999.





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     3.3  The number of Shares exercisable under the Warrant shall be the difference between the Maximum Amount and the dollar value of Shares sold by Quadlogic to Noga under the Put before the Expiration Date of the Put, divided by the Warrant Exercise Price.

Agreed to on 10 June 1998 for NOGA              Agreed to on 10 June 1998 for
ELECTROTECHNICA LTD. by                         QUADLOGIC CONTROLS GROUP by


/s/ Itzhak Goldenberg                          /s/ Sayre Swartzrauber
Itzhak Goldenberg                              Sayre Swerztrauber
Chairman CEO                                   Chairman CEO






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                                  JUNE 12, 1998
          MEETING OF THE BOARD OF DIRECTORS OF QUADLOGIC CONTROLS CORP.

Resolved, that the attached agreement between Noga Electrotechnica Ltd. and Quadlogic Controls Corporation be approved.

Resolved, that Quadlogic sell $500,000 of its common stock at $1.35 per share pursuant to said agreement.

Resolved, that the Board of Directors of Quadlogic be increased in size to five members.

Resolved, that one of the vacancies of the Board of Directors be filled by Robert F. Wright.

Resolved, that one of the vacancies of the Board of Directors be filled by Israel Averbach.

Agreed to on 12 June 1998


/s/ Sayre Swartzrauber
---------------------------------------
Sayre Swarztrauber
Director


/s/ Doron Shafrir
---------------------------------------
Doron Shafrir
Director

                 MEETING OF THE BOARD OF DIRECTORS OF QUADLOGIC
                                  15 JUNE 1998

Resolved, that pursuant to the attached agreement with Noga Electrotechnica, we hereby issue the following shares of common stock of Quadlogic:


Israel Averbach                                                  17,592
Ben Zvi 10
Kiryat Tivon
Israel


Gert Hubatka                                                     75,000
Switzerland


Shai Ofir                                                        92,593
Israel


Noga Electrotechnica Ltd.                                       185,185
Industrial Zone
Tel Hanan Nesher
P.O.B. 462
Israel


Agreed to this 15th of June 1998:

/s/ Sayre Swartzrauber
----------------------------------
Sayre Swarztrauber
Director


/s/ Doron Shafrir
----------------------------------
Doron Shafrir
Director